U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. ____

Post-Effective Amendment No. ____

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. ____

(Check appropriate box or boxes)
Eubel Brady & Suttman Mutual Fund Trust
(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code:  (513) 587-3400

Wade R. Bridge, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
 (Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:  July 1, 2014

It is proposed that this filing will become effective (check appropriate box):
/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a) (1)
/ /	on (date) pursuant to paragraph (a) (1)
/ /	75 days after filing pursuant to paragraph (a) (2)
/ /	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ /	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this  Registration  Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically  states that this Registration Statement shall thereafter  become  effective  in  accordance  with  Section  8(a) of the Securities  Act of  1933  or  until  the Registration  Statement  shall  become effective on such date as the  Commission, acting pursuant to said Section 8(a) may determine.

Eubel Brady & Suttman
Income and Appreciation Fund

Ticker Symbol: _____

Eubel Brady & Suttman
Fixed Income Fund

Ticker Symbol: _____

Each a series of the
Eubel Brady & Suttman Mutual Fund Trust

PROSPECTUS

________________, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summaries
Eubel Brady & Suttman Income and Appreciation Fund
Eubel Brady & Suttman Fixed Income Fund
Information Relevant to Both Funds
Additional Information About the Funds’ Investment Objectives, Investment Strategies and Related Risks
Fund Management
How the Funds Value Their Shares
How to Buy Shares
How to Redeem Shares
Dividends, Distributions and Taxes
Financial Highlights
Privacy Notice
For Additional Information	back cover

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FUND SUMMARIES

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND

INVESTMENT OBJECTIVE

The Eubel Brady & Suttman Income and Appreciation Fund (the “EBS Income & Appreciation Fund” or the “Fund”) seeks to provide total return through a combination of current income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the EBS Income & Appreciation Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	____%(2)
Acquired Fund Fees and Expenses	____%(3)
Total Annual Fund Operating Expenses	____%
Less: Expense Reimbursements	____(4)
Total Annual Fund Operating Expenses after Expense Reimbursements	____%

(1)
Shareholders do not pay “Management Fees” directly, but must have entered into an investment advisory agreement with Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”), prior to investing in the Fund.  Please refer to your investment advisory agreement for information on advisory fees.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(4)
The Adviser has contractually agreed, until________, to reimburse expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, costs to organize the Fund, expenses incurred pursuant to the Fund’s Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding ____% of the Fund’s average daily net assets. Other Expenses reimbursed by the Adviser are subject to repayment by the Fund for a period of three years after such expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, costs to organize the Fund,

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expenses incurred pursuant to the Fund’s Shareholder Servicing Plan and extraordinary expenses) to exceed the foregoing expense limitation. This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate this arrangement without the approval of the Board of Trustees, and (2) this arrangement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

Example

This Example is intended to help you compare the cost of investing in the EBS Income & Appreciation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until __________. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover

The EBS Income & Appreciation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the EBS Income & Appreciation Fund invests primarily in a diversified portfolio of convertible securities, non-convertible fixed income securities and derivatives.  The allocation among these securities will vary based on the Adviser’s assessment of market conditions and it is possible at times the Fund may not own all of these securities at the same time.  The Fund’s investments in convertible securities may include convertible bonds, convertible preferred stocks, “synthetic” convertible securities, forwards or derivatives that have economic characteristics similar to such securities and hybrids that can be converted into common stock or other securities, such as warrants or options. The Fund may invest in convertible securities of any maturity, credit quality or market capitalization.  This may include securities that are rated below investment grade (below the four highest ratings by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, commonly referred to as high yield or junk securities) and those with smaller market capitalizations. The Fund intends to primarily invest in domestic convertible securities or foreign securities that are U.S. dollar denominated.

Convertible securities are hybrid securities that have characteristics of both bonds and common stocks. Convertible securities are typically obligations of a company that pay a fixed rate of interest (or

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dividends) and can be converted into a predetermined number of shares of common stock of the company issuing the security at a “conversion price” specified when the convertible security is issued.  Convertible bonds often provide interest income as well as capital appreciation if the value of converting to the underlying equity increases over time.   The income yield of convertible securities is typically less than that of non-convertible securities due to their optionality.
•	Convertible bonds generally are obligations of a company that can be converted into a predetermined number of shares of common stock, at a predetermined price, of the company issuing the security.

•
Convertible preferred stocks allow the purchaser to convert the preferred shares into a fixed number of common shares, usually after a predetermined date, and a predetermined price.  Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends, but ranks behind bonds, including convertible bonds, in priority upon liquidation.

•
Synthetic convertible securities are instruments that combine (i) non-convertible fixed income securities or preferred stocks, which may be represented by derivative instruments and (ii) securities or instruments such as warrants or call options that together possess economic characteristics similar to a convertible security.  They may be created by a third party or by the Adviser.

•
Derivative instruments include, but are not limited to swaps, futures contracts and options, subject to applicable law and any other restrictions described in this Prospectus or Statement of Additional Information.   Derivative instruments may be used to protect against a decline in principal or to manage interest rate risk.

The Fund may also invest in non-convertible fixed income securities, which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.  The Fund may invest in non-convertible fixed income securities of any maturity, credit quality or market capitalization, including those that are rated less than investment grade (i.e. high yield or junk securities) and those with smaller market capitalizations.   The Fund  intends to primarily invest in domestic non-convertible fixed income securities or foreign securities that are U.S. dollar denominated.

The Fund may invest in illiquid or thinly traded convertible and non-convertible securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A of the Securities Act of 1933.

The Fund may invest in registered investment companies (“RICs”), such as open-end mutual funds, exchange-traded funds (“ETFs”)  and closed-end funds, primarily when it receives a large inflow of cash through shareholder purchases to gain prompt exposure to the fixed income markets. Over time the Adviser expects to sell the RIC positions in favor of individual fixed income securities. The Adviser believes RICs offer the Fund an efficient way to gain prompt exposure to the fixed income markets

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while the Adviser strategically selects holdings for the Fund. When the Fund invests in RICs, the Fund will in effect pay a management fee and other operating expenses on the assets invested in the RIC in addition to the operating expenses of the Fund.

The Fund may have up to 20% of its net assets invested in common stock and preferred stock.  Such exposure could come from conversion or direct purchases.

In selecting investments for the Fund, the Adviser will attempt to identify a security that is trading at an attractive yield relative to the Adviser’s evaluation of the issuer’s creditworthiness.  The Adviser may consider such factors as the conversion price, conversion premium, option adjusted yield, maturity and the potential price appreciation of the issuer’s common stock.  In assessing a company’s creditworthiness and appreciation potential, the Adviser will typically focus on fundamentals such as: its balance sheet, debt coverage, contingent liabilities, capital structure, access to capital, other factors and ability or potential to generate cash flow, earnings and to sustain profit margins.

When convertible securities held by the Fund have a higher degree of equity sensitivity, the Adviser will typically assess the attractiveness of the underlying common stock relative to the multiple of cash flow, earnings and book value at which it trades.  The Adviser would need to find the common stock a compelling investment in order to purchase or hold a more equity sensitive convertible security.

A security may be sold under one or more of the following circumstances:
•	an issuer’s credit quality deteriorates;
•	the conversion feature of a security is no longer a source of capital appreciation;
•	when it no longer meets the Adviser’s criteria for investment;
•	a more attractive investment is available.

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns will vary and you could lose money on your investment in the EBS Income & Appreciation Fund over short or long periods.  Stocks tend to move in cycles, with periods of rising prices and periods of falling prices. There is no guarantee that the Fund will achieve its investment objective and the Fund may not be appropriate for use as a complete investment program.  The Fund is subject to certain other risks, including the following:

Convertible Security Risk.  Convertible securities are hybrid securities and subject to the risks associated with both fixed income and equity investments. The price of the convertible securities may fluctuate in response to price changes in the underlying stock.
•
Market Risk. A company may not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence.

•
Small Cap Risk.  Companies issuing convertible securities often are smaller capitalization companies, which may involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths often present in larger corporations.

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When a convertible security’s predetermined conversion price is much higher than the price of the issuing company’s common stock, the convertible security takes on the characteristics of a fixed income security.  Convertible securities are normally considered “junior” to secured securities, meaning the company must pay interest on its nonconvertible secured debt before it can make payments on its convertible securities.  Therefore, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities.  Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company’s common stock.

Call Risk. Some of the convertible securities that the Fund may own may be “callable”, which means the issuer can redeem the security prior to its maturity.  When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.

Synthetic Convertible Risk.  The value of a synthetic convertible will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value.  In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Derivatives Risk.  The success of the EBS Income & Appreciation Fund’s investment strategies may also depend on the Adviser’s skill in investing in derivatives, such as writing (selling) put and call options on securities.   The use of derivatives requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities, including the ability of the Adviser to correctly predict changes in the level and direction of movements in the value of the underlying security.  The risk of derivatives may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

Fixed Income Risk. The potential risks of non-convertible fixed income investments include, credit risk, interest rate risk, lower rated security risk and maturity risk among others.
•
Credit Risk.  Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions  could  cause  an  issuer  to  fail  to  make  timely  payments  of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.  A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

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•
Interest Rate Risk.  The price of a fixed income security will generally decline when interest rates rise.   Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund may be subject to the risk that interest rates exhibit increased volatility, which could cause the Fund’s share price to fluctuate more.

•
Lower Rated Securities Risk.   Lower rated securities (commonly known as “high yield” or “junk” securities), are subject to greater levels of liquidity risks and are considered primarily speculative with respect to an issuer’s continuing ability to make principal and interest payments, when due.

•	Maturity Risk. Fixed income securities with longer maturities generally are more sensitive to changes in interest rates than shorter-term securities.

Liquidity Risk.  Illiquid securities may be difficult to purchase or sell at an advantageous time or price, which may reduce the returns of the EBS Income & Appreciation Fund.  Certain convertible securities are typically issued and sold through transactions under Rule 144A of the Securities Act of 1933 and the Adviser will determine whether these securities are liquid.  If any Rule 144A or non-Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Risks of Investments in RICs. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other mutual funds.  These limitations may prevent the Fund from investing in certain funds to the extent that it would like.

Tax Risk.  The federal income tax treatment of convertible securities or other securities in which the EBS Income & Appreciation Fund may invest may not be clear or may be subject to re-characterization by the Internal Revenue Service.  It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.  Any such failure to comply with the rules applicable to regulated investment companies could cause the Fund to fail to qualify as such.

Foreign Investment Risk.  The EBS Income & Appreciation Fund’s investments in foreign securities are subject to the risk that world events, such as political upheaval or financial problems will adversely affect the value of securities issued in foreign countries or regions.  The value of foreign investments

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may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets.

Market Risk. The return on and value of an equity security held by the EBS Income & Appreciation Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other circumstances. As a result, you could lose money over short or long term periods.

New Fund and Management Risk. The EBS Income & Appreciation Fund is newly organized and has no operating history.  The Fund may fail to attract sufficient assets under management to realize economies of scale which could result in the Fund being liquidated without shareholder approval at a time that may not be favorable for all shareholders.  The Fund’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies.  In addition, the Adviser has no experience managing an open-end mutual fund.

PERFORMANCE SUMMARY

The EBS Income & Appreciation Fund is new and therefore does not have a performance history for a full calendar year to report.  After the Fund has returns for a full calendar year, this Prospectus will provide performance information which will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.    How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at ___________ or by calling _____________.

MANAGEMENT OF THE FUND

Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”) is the EBS Income & Appreciation Fund’s investment adviser.

Portfolio Managers
The Adviser employs a team of portfolio managers responsible for the day-to-day management of the EBS Income & Appreciation Fund’s investments.  Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Ronald L. Eubel	Co- Chief Investment Officer	Since 2014
Mark E. Brady	Co- Chief Investment Officer	Since 2014
Paul D. Crichton	Director of Trading	Since 2014
Kenneth E. Leist	Director of Operations	Since 2014

9

Aaron Hillman	Senior Securities Analyst	Since 2014
Scott E. Lundy, CFP®	Vice President	Since 2014

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page __ of this Prospectus.

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FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Eubel Brady & Suttman Fixed Income Fund (the “EBS Income Fund” or the “Fund”) seeks to preserve capital, produce income and maximize total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the EBS Income Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	None(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	%(2)
Acquired Fund Fees and Expenses	%(3)
Total Annual Fund Operating Expenses	%
Less: Expense Reimbursements	%(4)
Total Annual Fund Operating Expenses after Expense Reimbursements	%

(1)
Shareholders do not pay “Management Fees” directly, but must have entered into an investment advisory agreement with the Adviser, prior to investing in the Fund.  Please refer to your investment advisory agreement for information on advisory fees.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(4)
The Adviser has contractually agreed, until ___________________, to reimburse expenses of the Fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, costs to organize the Fund, expenses incurred pursuant to the Fund’s Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding ____% of the Fund’s average daily net assets. Other Expenses reimbursed by the Adviser are subject to repayment by the Fund for a period of three years after such expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, costs to organize the Fund, expenses incurred pursuant to the Fund’s Shareholder Servicing Plan and extraordinary expenses) to exceed the foregoing expense limitation. This arrangement may be terminated by either party upon 60 days’ prior written notice, provided, however, that (1) the Adviser may not terminate this arrangement without the approval of the Board of Trustees, and (2) this arrangement will terminate automatically if the Adviser ceases to serve as investment adviser of the Fund.

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Example
This Example is intended to help you compare the cost of investing in the EBS Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level until _________. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$	$

Portfolio Turnover
The EBS Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the EBS Income Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of fixed income securities.  Fixed income securities may include, but are not limited to, securities issued by the U.S. Government and its agencies and instrumentalities, corporate and municipal bonds, mortgage and asset-backed securities, collateralized mortgage obligations, convertible bonds, floating rate and inverse floating securities, zero coupon bonds, loans, and shares of other RICs that invest in fixed income securities (“Fixed Income Securities”).   The Fund may invest in Fixed Income Securities of any maturity, credit quality or market capitalization.  This may include Fixed Income Securities that are rated below investment grade (below the four highest ratings by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group, commonly referred to as high yield or junk securities) and those with smaller market capitalizations. The Fund will invest primarily in domestic securities or foreign securities that are U.S. dollar denominated.  The Fund may also invest in individual fixed and variable rate interest income producing secured notes and secured notes with a fixed or variable rate and shared appreciation component. Each note would represent a loan made to an individual or entity. Such notes would be acquired by the Fund through direct origination with the borrower.

The EBS Income Fund may seek modest capital appreciation by investing up to 10% of its net assets in equities, including  common stock, preferred stock, and convertible preferred stock.

In selecting investments for the Fund, the Adviser will attempt to identify securities that it believes offer an attractive yield and total return relative to the Adviser’s evaluation of the issuer’s

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creditworthiness. Using fundamental security analysis, the Adviser seeks to identify securities that may have a comparatively higher yield than another security of similar credit quality or duration, securities whose price may increase in anticipation of an interest rate decline, securities that have potential for a credit upgrade, or securities of companies that have the ability or potential to generate adequate cash flow and earnings to meet interest and principal payments when due, as well as, the company’s balance sheet, capital structure and access to capital, among other factors. The Adviser’s credit and equity analysis typically contemplates a company’s ability to sustain and/or grow its business as well as competition and the global environment in which the company operates.

A security may be sold under one or more of the following circumstances:
•	when the Adviser forecasts a change in the direction of interest rates;
•	when it no longer meets the Adviser’s criteria for investment;
•	when market conditions have changed or;
•	when a more attractive investment is available.

PRINCIPAL RISKS
As with any mutual fund investment, the Fund’s returns will vary and you could lose money on your investment in the EBS Income Fund over short or long periods.  There is no guarantee that the Fund will achieve its investment objective and the Fund may not be appropriate for use as a complete investment program.  The EBS Income Fund is subject to certain risks, including the following:

Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions  could  cause  an  issuer  to  fail  to  make  timely  payments  of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.  A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade.

Interest Rate Risk. The value of the EBS Income Fund’s shares generally is expected to increase during periods of falling interest rates and to decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings. Due to recent events in the fixed income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, the Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, the Fund may be subject to the risk that interest rates exhibit increased volatility, which could cause the Fund’s share price to fluctuate more.   During periods of extremely low interest rates, the Fund may not be able to maintain a positive yield.

13

Lower-rated Securities Risk.  Lower rated securities (commonly known as “high yield” or “junk” securities), are subject to greater levels of liquidity risks and are considered primarily speculative with respect to an issuer’s continuing ability to make principal and interest payments, when due.  The issuers of these securities may not be as financially strong as the issuers of higher rated securities.  When a security is rated below investment grade, the payment of principal and interest (when due) may be less predictable than that of a similar bond with a higher rating.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Liquidity Risk.  Illiquid securities may be difficult to purchase or sell at an advantageous time or price, which may reduce the returns of the EBS Income Fund.  Certain convertible securities are typically issued and sold through transactions under Rule 144A of the Securities Act of 1933 and the Adviser will determine whether these securities are liquid.  If any Rule 144A or non-Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.If the Fund enters into a lending arrangement this type of investment will be considered an illiquid investment and may be difficult to sell or unwind in a timely manner.

Indebtedness Risk.  The Fund may also purchase indebtedness and participations in commercial loans.  Such investments may be secured and unsecured.  Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  In addition, the Fund, or an agent of the Fund, may act as agent for the loan and be responsible for the collection of principal and interest payments from the corporate borrower.  In this arrangement the Fund will be responsible for applying the appropriate credit remedies against the corporate borrower.

When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral

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can be liquidated. Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Market Risk. The return on and value of an equity security held by the EBS Income Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other circumstances. As a result, you could lose money over short or long term periods.

Real Estate Risk. The Fund’s investments in indebtedness, loan participations and assignments may subject the Fund to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Foreign Investment Risk.  The EBS Income Fund’s investments in foreign securities are subject to the risk that world events, such as political upheaval or financial problems will adversely affect the value of securities issued in foreign countries or regions.  The value of foreign investments may be affected by the imposition of new government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets.

New Fund and Management Risk. The EBS Income Fund is newly organized and has no operating history.  The Fund may fail to attract sufficient assets under management to realize economies of scale which could result in the Fund being liquidated without shareholder approval at a time that may not be favorable for all shareholders.  The EBS Income Fund’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies.  In addition, the Adviser has no experience managing an open-end mutual fund.

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Risks Associated with Various Types of Fixed-Income Securities:

U.S. Government Securities. Securities issued by the U.S. Government or its agencies include direct obligations of the U.S. Treasury (including Treasury Inflation-Protected Securities (“TIPS”)), and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. Government. U.S. Government agency securities are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If the EBS Income Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide support and the Fund’s performance could be adversely impacted if there is a deterioration in the financial condition of the issuer.

Mortgage-Backed and Other Asset-Backed Securities. Mortgage- backed securities are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed- income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The EBS Income Fund’s investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

Asset-Backed Securities may be affected by factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit or other credit enhancements or the market’s assessment of the quality of the underlying security.

Convertible Bond Risk. Convertible bonds pay interest and are convertible into common stocks or their equivalent value. Convertible bonds are considered Fixed Income Securities for purposes of the Fund’s policy of investing at least 80% of its net assets in Fixed Income Securities. In general, a convertible bond performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted) relative to its conversion price. Therefore a convertible security is subject to risks associated with both fixed-income and equity securities.  Some of the convertible securities the Fund may own may be “callable”, which means the issuer can redeem the security prior to its maturity.  When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.

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Municipal Bond Risk.   The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s).  In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.  Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

Senior Floating Rate Securities Risk.  Senior floating rate securities typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral and have a claim on the assets of the borrower that is senior to that held by subordinated debt holders.  Variable and floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).  A portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans and other types of acquisition financing.  Obligations in these types of transactions may expose the Fund to heightened credit risk (including default and bankruptcy), liquidity risk and valuation risk than other investments.

Risks of Investments in RICs.  Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund's ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940 imposes certain limitations on a fund's investments in other mutual funds.  These limitations may prevent the Fund from investing in certain funds to the extent that it would like.

PERFORMANCE SUMMARY
The EBS Income Fund is new and therefore does not have a performance history for a full calendar year to report.  After the Fund has returns for a full calendar year, this Prospectus will provide performance information which will give some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.    How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website at ___________ or by calling _____________.

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MANAGEMENT OF THE FUND
Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”) is the EBS Income Fund’s investment adviser.

Portfolio Managers
The Adviser employs a team of portfolio managers responsible for the day-to-day management of the EBS Income Fund’s investments.  Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Ronald L. Eubel	Co- Chief Investment Officer	Since 2014
Mark E. Brady	Co- Chief Investment Officer	Since 2014
Paul D. Crichton	Director of Trading	Since 2014
Kenneth E. Leist	Director of Operations	Since 2014
Aaron Hillman	Senior Securities Analyst	Since 2014
Scott E. Lundy, CFP®	Vice President	Since 2014

INFORMATION RELEVANT TO BOTH FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial and Subsequent Investment - None

General Information
In most cases, purchase, exchange and redemption (sell) orders are effected based on instructions from the Adviser (in its capacity as investment adviser to its client) to the broker-dealer or financial intermediary who executes trades on behalf of its advisory client.  Shares of the Funds may be purchased, exchanged and redeemed on each day that the New York Stock Exchange is open for business. Generally, purchase, exchange and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

TAX INFORMATION
Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If the Adviser purchases the Funds through a broker-dealer or other financial intermediary (such as a bank) on behalf of an investment advisory client, the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Adviser or Funds

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over another investment. Ask your financial consultant or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES
The investment objective of the EBS Income & Appreciation Fund is to provide total return through a combination of current income and capital appreciation.

The investment objective of the EBS Income Fund is to seek to preserve capital, produce income and maximize total return.

The Board of Trustees has reserved the right to change each Fund’s investment objective without shareholder approval. If such a change is made with respect to the Fund, shareholders of that Fund will be provided with at least 60 days advance written notice of the change.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

(Both Funds)

Direct Foreign Investments.  It is expected that neither Fund will invest in excess of 10% of its net assets (measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges.  Investments in foreign securities exchanges involve risks that may be different from those of U.S. securities exchanges. Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting and disclosure requirements. Changes in the exchange rate between the U.S. dollar and a foreign currency may reduce the value of an investment in a security denominated in that foreign currency.

Temporary Defensive Position. From time to time, either Fund may take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds, short term U.S. Government securities, commercial paper or repurchase agreements when the Adviser believes the market offers limited opportunities or is overpriced.  If a Fund invests in a money market fund, the shareholders of the Fund will indirectly incur the operating expenses of such fund. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. A Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

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(EBS Income & Appreciation Fund Only)

Short Sales.  The EBS Income & Appreciation Fund may engage in short sales solely for hedging purposes, such as instances when the Adviser anticipates the market price of securities will decline or underperform relative to other securities held in the Fund’s portfolio.  Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward or other derivative) that the Fund does not own.  When the Fund engages in a short sale on a security, it must borrow the security  that it desires to sell short and deliver it to the counterparty.  The Fund will ordinarily have to pay the lender a fee or premium to borrow the security and is obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The risk of short sales includes the potential for more loss than the actual cost of the investment and the risk that the third party to the short sale may fail to honor its contract, causing a loss to the EBS Income & Appreciation Fund.  If the price of the securities sold short increases relative to the sale price, the Fund may realize a loss.  The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short.  Short selling is considered a speculative practice.

FUND MANAGEMENT

The Investment Adviser
Eubel Brady & Suttman Asset Management, Inc., 10100 Innovation Drive, Suite 410, Dayton Ohio 45342, serves as the investment advisor to each Fund. The Adviser provides each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was founded in 1993 and provides investment advisory services to individuals, institutions, pension plans, profit sharing plans, other retirement accounts, trusts and foundations.

For its services, the Funds do not pay an advisory fee to the Adviser; however the Funds are available only to clients of the Adviser.  These clients must have entered into an investment advisory contract with the Adviser that provides for the payment of an advisory fee.  Please refer to your investment advisory agreement for information on advisory fees.  The Adviser’s current fee schedule is included in its Form ADV, which is available for download at www.ebs-asset.com.

A discussion of the factors considered by the Board of Trustees in approving each Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, will be available in the Funds’ semi-annual report for the period ended __________, 201_.

Portfolio Managers
The Adviser uses a team approach in managing the portfolios for the Funds.  Each portfolio manager is jointly and primarily responsible for managing the Funds.

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Ronald L. Eubel is a founding partner of the Adviser and serves as Co-Chief Investment Officer and Director of Research.  He has more than 20 years of investment advisory experience with the Adviser.  Mr. Eubel holds a B.S. degree in Accounting and Finance from Miami University in Oxford, Ohio.

Mark E. Brady is a founding partner of the Adviser and serves as Co-Chief Investment Officer, Chief Executive Officer, Chief Compliance Officer and Director of Portfolio Management.  He has more than 20 years of investment advisory experience with the Adviser.  Mr. Brady holds a B.S. degree in Finance from Miami University in Oxford, Ohio.

Paul D. Crichton is the Director of Trading and a member of the Adviser’s Investment Policy Committee.  He has more than 20 years of trading and investment advisory experience with the Adviser.  Mr. Crichton holds a B.S. degree in Finance from Wright State University.

Kenneth E. Leist is the Director of Operations and a member of the Adviser’s Investment Policy Committee.  He has more than 20 years of investment advisory experience with the Adviser.  Mr. Leist holds a B.A. degree in Economics from Wright State University.

Aaron Hillman is a Senior Securities Analyst and a member of the Investment Policy Committee.  He has more than 9 years of investment related experience with the Adviser.  Mr. Hillman holds a B.A. degree in Zoology from Miami University in Oxford, Ohio and an M.B.A. from the University of Chicago Booth School of Business.

Scott E. Lundy, CFP® is a Vice President of the Adviser and a member of the Investment Policy Committee.  He has more than 10 years of investment advisory experience with the Adviser.  Mr. Lundy holds a B.S. degree in Accounting from Florida Gulf Coast University and obtained his Certified Financial Planner designation in 2004.

The Adviser has entered into a contractual agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, costs to organize the Fund, expenses incurred pursuant to the Fund’s Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding ____ and ______% of average daily net assets of the EBS Income & Appreciation Fund and the EBS Income Fund, respectively.  Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limit.  This contractual agreement is currently in effect until ________________, 201_.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed and their ownership of shares of the Funds.

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The Administrator

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Funds.

The SAI has more detailed information about the Adviser, Ultimus and other service providers to the Funds.

Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the “Plan”). The Plan allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each such Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Adviser, at its own expense and out of its legitimate profits, may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

HOW THE FUNDS VALUE THEIR SHARES

The net asset value (“NAV”) of each Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. However, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Funds’ Board of Trustees. When fair value

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pricing is employed, the prices of securities used by a Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities.

Your order to purchase, exchange or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. See “How to Buy Shares” and “How to Redeem Shares” for a description of the “proper form” for purchase and exchange orders and redemption orders, respectively.

HOW TO BUY SHARES

Each Fund is a no-load fund. This means that shares may be purchased without imposition of any sales charge by the Fund. Shares of each Fund are available for purchase from the Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. Each Fund reserves the right to reject any purchase request. If the Adviser purchases and redeems shares through a brokerage firm or other financial intermediary, investors may be charged a fee by such brokerage firm or intermediary. The Funds mail you confirmations of all purchases or redemptions of Fund shares held directly with the Funds; the Adviser must approve of such direct investment in advance (see below). Certificates representing shares are not issued.

Eligible Investors
The Funds are available only to clients of the Adviser. To engage the Adviser, please call 937-291-1223 or 800-391-1223 and ask to speak with an investment professional. Ultimus Fund Solutions, LLC (the “Transfer Agent”) will not open an account for an investor without prior approval by the Adviser.    The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be a client of the Adviser and each investor, by purchasing shares, agrees to any such redemption.

Minimum Initial Investment
There is no minimum initial investment requirement for either Fund.  A minimum investment requirement may be imposed at the discretion of the Funds, upon notice to shareholders.

Opening an Account Through Your Broker or Financial Institution. The Adviser requires all investment advisory clients to maintain custody/trading accounts with a broker-dealer or financial institution.  All purchase orders through these accounts are effected based on instructions by the Adviser and these orders will be executed at the NAV next determined after the order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf.  In addition, these organizations may charge transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers.

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Purchases in Kind
Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Exchange Privilege
Shares of each Fund may be exchanged for shares of the other Fund. The exchange of shares of the Funds is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

An exchange will be effected at the NAV next determined after receipt of the exchange request by the Transfer Agent. Exchange orders are effected based on instructions by the Adviser.

Customer Identification and Verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with an electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Frequent Trading Policies
Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of a Fund’s shares. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach that permits them to reject any purchase order that is believed to be indicative of market timing or disruptive trading. The Funds’ frequent trading policies are intended to apply uniformly, although the use of a subjective approach in itself could lead to inconsistent application of the Funds’ frequent trading policies.  The Funds’ do not expect frequent trading to be an issue due to the Adviser providing all trading instructions on behalf of the shareholder accounts.

In its efforts to curb frequent trading in the Funds, the Funds’ Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, each Fund reserves the right to reject any purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries.

The Funds do not accommodate frequent purchases or redemptions of Fund shares.

HOW TO REDEEM SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives a redemption request.  Redemption orders are effected based on instructions by the Adviser. Please call the Adviser in the event that you would like to sell shares of the Funds.

The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be a client of the Adviser and each investor, by purchasing shares, agrees to any such redemption.

Through Your Broker or Financial Institution. Shares may be redeemed through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after the order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. The brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who invest directly through the Transfer Agent.

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Receiving Payment
The Funds normally make payment for Fund shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

Redemptions in Kind
Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely affect the Fund’s operations. A redemption in kind will consist of liquid securities equal in market value to the Fund shares being redeemed. When you convert these securities to cash, you will pay brokerage charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund expects to declare and distribute substantially all of its net investment income in the form of dividends to its shareholders on a monthly basis.  Net capital gain distributions, including short-term gains, if any, are normally declared and paid annually by each Fund. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of a Fund unless you elect to receive them in cash. Each Fund’s distributions whether received in cash or reinvested in additional shares, will be subject to federal income tax, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. The EBS Income Fund expects that its distributions will consist primarily of net investment income.

Each Fund intends to qualify as a regulated investment company for federal income tax purposes and, as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

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When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The Funds must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of Fund shares (“Covered Shares”). Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

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PRIVACY NOTICE
FACTS		WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•     Social Security number
•     Assets
•     Retirement Assets
•     Transaction History
•     Checking Account Information
•     Purchase History
•     Account Balances
•     Account Transactions
•     Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons _____________ choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?		Call 1-___-___-____

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Who we are
Who is providing This notice?	Eubel Brady & Suttman Mutual Fund Trust Ultimus Fund Solutions, LLC Ultimus Fund Distributors, LLC
What we do
How do The Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Funds collect my personal information?
We collect your personal information, for example, when you:
•       Provide account information
•       Give us your contact information
•       Make deposits or withdrawals from your account
•       Make a wire transfer
•       Tell us where to send the money
•       Tell us who receives the money
•       Show your government-issued ID
•       Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
•       Sharing for affiliates’ everyday business purposes–information about your creditworthiness
•       Affiliates from using your information to market to you
•       Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
•       Eubel Brady & Suttman Asset Management, Inc., the investment manager for The Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

29

FOR ADDITIONAL INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Funds publish annual and semiannual reports to shareholders that contain detailed information on the Funds’ investments. The Funds’ annual report will contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

1-

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.________________.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-______

30

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND
TICKER SYMBOL: ________

EUBEL BRADY & SUTTMAN FIXED INCOME FUND
 TICKER SYMBOL: ________

Each a Series of
EUBEL BRADY & SUTTMAN MUTUAL FUND TRUST

Statement of Additional Information
___________________, 2014

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus of the Eubel Brady & Suttman Funds dated ______________.  A free copy of the Prospectus is available on the Funds’ website at ________, by writing to Eubel Brady & Suttman Mutual Fund Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-_______________.

TABLE OF CONTENTS	PAGE
DESCRIPTION OF THE TRUST AND THE FUNDS
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS
INVESTMENT LIMITATIONS
THE INVESTMENT ADVISER
SHAREHOLDER SERVICING PLAN
TRUSTEES AND OFFICERS
PORTFOLIO TRANSACTIONS AND BROKERAGE
POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
DETERMINATION OF NET ASSET VALUE
INVESTMENT PERFORMANCE
PRINCIPAL SECURITY HOLDERS
ADDITIONAL TAX INFORMATION
PROXY VOTING POLICIES AND PROCEDURES
FUND SERVICE PROVIDERS
FINANCIAL STATEMENTS
APPENDIX A –DESCRIPTION OF CREDIT RATINGS
APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES

DESCRIPTION OF THE TRUST AND THE FUNDS

The Eubel Brady & Suttman Mutual Fund Trust (the “Trust”) is an open-end management investment company that offers two diversified series, the Eubel Brady & Suttman Income and Appreciation Fund (the “EBS Income and Appreciation Fund”) and the Eubel Brady & Suttman Fixed Income Fund (the “EBS Income Fund”) (individually, a “Fund,” collectively, the “Funds”).  The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on __________2014 (the “Trust Agreement”).  The Trust’s Agreement permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value.  The investment adviser to the Funds is Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificate form registered on the books of the Funds and the Funds’ transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares,” “How to Exchange Shares” and “How to Redeem Shares” in the Funds’ Prospectus.  For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Asset-Backed Securities — The Funds may invest in asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution.  In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders.  If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Funds may invest in other asset-backed securities, including those that may be developed in the future.

Bank Debt Instruments — Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits maturing in more than seven days will be subject to the Funds’ policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $250,000.  The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

Borrowing and Pledging — The Funds may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings.  Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.  Borrowing may cause greater fluctuation in a Fund’s net asset value until the borrowing is repaid.  Money borrowed by a Fund will be subject to interest and other costs.

Collateralized Mortgage Obligations — The Funds may invest in Collateralized Mortgage Obligations (“CMOs”).  CMOs are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually.  The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage.  Changes in interest rates may cause the rate of expected prepayments of those mortgages to change.  These prepayment risks can make the prices of CMOs very volatile when interest rates change.  That volatility will affect a Fund’s share price.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Funds.

Commercial Loans — Commercial loans may be primary, direct investments or investments in loan assignments or participation interests.  The Funds may make a direct investment in a commercial loan by participating as one of the initial investors.  A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor.  However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor.  Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Funds typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”).  In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower.

Loans may be originated and administered by a Fund.  In such a case, the Fund will administer the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower. Failure by the Fund to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.  In this arrangement, the Fund has direct recourse against the borrower and will be responsible for applying the appropriate remedies against the borrower.

Loan investments may be made at par or at a discount or premium to par.  The interest payable on a loan may be fixed or floating rate, and paid in cash or in -kind.  In connection with transactions in loans, a Fund may be subject to facility or other fees.  Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated.  During the term of a loan, the value of any collateral securing the loan may decline in value causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become full or part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral. While not expected, this could result in Unrelated Business Taxable Income.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower.  Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan.  In the event of insolvency of the borrower or other obligated party, a Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral of assets of the borrower.  Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment.  This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate.  The base lending rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

A Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the Adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment.  A Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans.  In certain circumstances, a Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower.  Representatives of a Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. A secondary market exists for many senior loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

The Funds are diversified funds and thus limit the amount of their total assets that they will invest in any one issuer.  For purposes of this limit, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.”  Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Commercial Paper — Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  Certain notes may have floating or variable rates.  Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Convertible Securities — The Funds may invest convertible securities, including non-investment grade convertible securities. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security.  If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are issued and traded in a number of securities markets.  Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled.  As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles. Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the Adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income, (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertible component is achieved by investing in call options, warrants or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore the “total market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of a fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The Adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Adviser believes such a manufactured convertible would better promote a Fund’s objective than alternative investments. For example, the Adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversity a Fund’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer., A manufactured convertible also is a more flexible investment in that its two components may be purchased separately, and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, a Fund may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions. The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible security of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Corporate Debt Securities — The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security.  The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally.  There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Funds may invest in corporate debt securities of foreign issuers that are denominated in foreign currency.   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities, as described in “Foreign Securities.”

Foreign Securities — The Funds may invest in the securities of foreign issuers directly, through the purchase of investment companies that hold a portfolio of foreign securities, or through the purchase of American Depositary Receipts (“ADRs”). Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

ADRs, which are traded domestically, are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. ADRs, in registered form, are designed for use in the U.S. securities markets. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Lower Rated Debt Securities — The Funds may invest in debt securities rated below “investment grade” by a nationally recognized statistical rating agency (“NRSRO”) or determined to be of comparable creditworthiness by the Adviser.  Below investment grade securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness.  Prices of below investment grade securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.  An economic downturn tends to disrupt the market for below investment grade securities and adversely affect their values.  Such an economic downturn may be expected to result in increased price volatility of below investment grade securities and of the value of a Fund’s shares, and an increase in issuers’ defaults on such securities.  Securities rated in any category below Baa by Moody’s Investors Service, Inc (“Moody’s”) or BBB by Standard & Poor’s are generally considered to be “junk” securities.

Investment grade fixed-income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Adviser considers to be of comparable quality.  If a fixed-income security held by a Fund receives a split rating from two NRSROs the Adviser will determine which rating is appropriate.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall market or changes in the level of interest rates).  Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition.  Below investment grade securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix A to this SAI for a description of the quality ratings assigned by Moody’s and Standard & Poor’s.

Mortgage-Related Securities – The Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities.  The value of some mortgage-related securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities.  Mortgage “pass-through” securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association “GNMA”) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC.  FNMA is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC's national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.  Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

In 2008, FNMA and FHLMC were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”).  Under this conservatorship, the FHFA operates and manages the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) and enhanced liquidity measures, which include a line of credit.  Both FNMA and FHLMC ended the second quarter of 2012 with positive net worth, but are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate government matters.  The future of FNMA and FHLMC are in question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation or abolishment of the entities, each of which may, in turn, impact the value of any mortgage backed securities guaranteed by FNMA and FHLMC.  Securities issued by these agencies are neither insured nor guaranteed by the U.S. Treasury.

FHLMC Collateralized Mortgage Obligations.   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly.  The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Municipal Bonds — Municipal bonds represent debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Preferred Stock — Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt.  As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate.  Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events.  The market price of convertible preferred stocks generally reflects an element of conversion value.  Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer.  Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.  All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Repurchase Agreements — The Funds may invest in repurchase agreements that are fully collateralized by obligations issued or guaranteed by the U.S. Government.   A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Funds intend to enter into repurchase agreements only with their custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, GNMA, FNMA, FHLMC, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the U.S. Government, others, such as the Federal Home Loan Banks,  are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.   Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that are created in order to offer bond investors protection from inflation.  The values of TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”).  If the CPI goes up by half a percent, the value of the TIP would also go up by half a percent.  If the CPI falls, the value of the TIP does not fall because the government guarantees that the original investment will stay the same.  TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations.

In August 2011, Standard & Poor’s Ratings Group (“Standard & Poor’s”) lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three.  It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the U.S. economy and financial markets.

Zero Coupon Bonds and Treasury STRIPS —  U.S. Government securities   include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities.  STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons.  A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes.  Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value.  Investing in STRIPS may help to preserve capital during periods of declining interest rates.  In anticipation of an interest rate decline, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Variable and Floating Rate Securities — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations.  The interest rate on variable and floating rate securities is ordinarily determined by reference to LIBOR, a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.  The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Warrants and Rights — Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

When-Issued Securities — The Funds may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, a Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation).  Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.  A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Illiquid Securities —— The Funds may invest in illiquid securities, which include such items as commercial loans and restricted securities (privately placed securities).  A Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets at the time of purchase.  The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Board of Trustees or its delegate.  Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith in accordance with consistently applied procedures adopted by and under the general supervision of the Board of Trustees, with the assistance of the Adviser.  If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

Investment Company Shares — Each Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of the Fund.  A Fund will incur additional expenses due to the duplication of expenses to the extent it invests in other investment companies. During periods when a Fund is taking a “temporary defensive position,” the Fund may invest up to its applicable limit in non-money market funds and also invest without limitation in money market funds.

Closed-End Funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price.  Such securities are then listed for trading on the New York Stock Exchange, NASDAQ and, in some cases, other over-the-counter markets.  Because shares of closed-end funds cannot be redeemed upon demand to the issuer like shares of open-end investment companies, investors seek to buy and sell shares of closed-end funds in the secondary market.  The Funds will incur normal brokerage costs on purchases of closed-end funds in the secondary market.  The Funds may purchase securities of a closed-end fund in an initial public offering, which price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. Shares of closed-end funds are not individually redeemable, but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund will continue to be met.

Exchange-Traded Funds. The Funds, subject to their investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes.  The Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Lending Portfolio Securities — In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by a Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Master Limited Partnerships (“MLPs”) — MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes.  The securities issued by many MLPs are listed and traded on a U.S. exchange.  An MLP typically issues general partner and limited partner interests or managed member and member interests.  The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP.  The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity.  Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes.  Currently most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.  Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Real Estate Investment Trusts (“REITs”) — The Funds may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. A Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of a Fund’s distributions may also be designated as a return of capital.  An investment in a REIT involves the payment of a management fee and other operating expenses by a Fund.

Temporary Defensive Positions — From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund will indirectly pay the operating expenses of such fund. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. The Funds may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with their policies.

Derivative Investment Techniques and Risks

When the Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds.  Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to a Fund.  Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, and/or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets do not move in the direction that the Adviser anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave a Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, “commodity interests”). Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators (“CPOs”) by the Commodity Futures Trading Commission (“CFTC”) pursuant to CFTC Regulation 4.5. Following enactment of the Dodd-Frank Act, the CFTC amended CFTC Regulation 4.5 to dramatically narrow this exclusion.  The Trust, on behalf of the Funds, has filed with the National Futures Association a notice of reliance on this exclusion and, accordingly, the Adviser is not subject to regulation or registration as a commodity pool operator.

Under the amended Regulation 4.5 exclusion, a Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by the Funds will comply with one of the two alternative limitations described above.  Complying with the limitations may restrict a Fund’s ability to use derivatives as part of its investment strategies and may subject a Fund to additional costs, expenses and administrative burdens.

Option and Futures Transactions - The Funds may engage in option transactions involving individual stocks, bonds and indexes.  An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of liquid securities equal to the market value of the option, marked to market daily).   When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

The writing of options involves certain risks.  When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written.  Further, the total premium paid for any option purchased by a Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  A Fund may sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.  If price changes in a Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options.  There is no assurance a liquid secondary market will exist for any particular options at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price.  In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, a Fund’s access to other assets held to cover its options positions could also be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the purchaser pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.  The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option.  If the option is allowed to expire, the purchaser will lose the entire premium.  If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price.  A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially.  However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it.  The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price.  If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.  When writing an option on a futures contract, a Fund will be required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Futures Contracts.  The Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts.  Permissible investments in futures contracts are limited to futures on various securities, including those that track the performance of various indexes, which are eligible for purchase by a Fund.  The Funds will engage in futures and related options transactions for any purpose as permitted by regulations of the CFTC.  The use of derivative instruments such as futures contracts requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling stocks. If the Adviser uses a futures contract at the wrong time or incorrectly identifies market conditions, or if the futures contract does not perform as expected, these strategies may significantly reduce the Fund’s return. Futures contracts may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. In addition, the cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.  When writing an option on a futures contract, a Fund will be required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. The value of the Fund’s futures contracts will be marked to market each day.

Credit Default Swaps — The Funds may enter into credit default swap agreements.  The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund.  The protection “buyer” in a credit default swap agreement is generally obligated  to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Funds may be either the buyer or seller in the transaction.  If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, the Funds generally receive an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, the Fund would effectively add leverage because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risk.  A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  A Fund’s risk of loss from credit and counterparty risk is mitigated in part by having a master netting agreement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund with a third party to cover the Fund’s exposure to the counterparty.  Under a master netting agreement, all amounts with a counterparty are terminated and settled on a net basis if an event of default occurs.  In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund.  Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value.  In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Short Sales — A Fund may sell a security short involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  When a Fund engages in a short sale, it sells a security which it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation of a decline in the market value of the security.  To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a profit if the security declines in price between those dates.

In connection with short sales, a Fund will be required to maintain a segregated account with its custodian of cash or high grade liquid assets equal to the current market value of the securities sold short, less any collateral deposited with its broker (not including the proceeds from the short sales).  A Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.  However, the segregated account and deposits will not necessarily limit a Fund’s potential loss on a short sale, which is unlimited.

The Funds may also sell a security short “against the box,” which means that a Fund sells short a security that it owns, or has the right to obtain an identical security (or one equivalent in kind or amount) without payment of further consideration.  The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to each Fund and are “fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.  As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  Each Fund will not engage in borrowing except as permitted by the Investment Company Act of 1940, as amended, any rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

2.  Senior Securities.  Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.  Underwriting.  Each Fund will not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4.  Real Estate.  Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5.  Commodities.  Each Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund may make loans, only as permitted under the Investment Company Act of 1940, as amended, and interpreted, modified, or otherwise permitted by regulatory authorities having jurisdiction, from time to time.   For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto or investments in other investment companies.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are “non-fundamental,” i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.  For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

Portfolio Turnover — The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities.  Portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year.  High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders

THE INVESTMENT ADVISER

The Fund’s investment adviser is Eubel Brady & Suttman Asset Management, Inc. 10100 Innovation Drive, Suite 410, Dayton, Ohio 45342.  The Adviser was founded in 1993 and is registered with the SEC as an investment adviser.  No person or organization is deemed to control the Adviser.   Ronald L. Eubel, Mark E. Brady, Robert J. Suttman II, William E. Hazel, Kenneth E. Leist, Paul D. Crichton, Scott E. Lundy and Aaron Hillman are all considered principals of the Adviser.

Under the terms of each Management Agreement between the Trust and the Adviser, the Adviser manages each Fund’s investments subject to oversight by the Board of Trustees.  The Funds do not pay the Adviser investment advisory fees under the terms of the Management Agreement.  However, prior to investing in a Fund, a prospective shareholder must have entered into an investment advisory agreement with the Adviser that calls for the payment of an advisory fee based upon a percentage of all assets (including shares of the Funds) managed by the Adviser on behalf of the (prospective) shareholder.  The fee schedule may be negotiable at the time the account is opened and is generally based upon the value of assets held in the client’s account and the style of management.

The Adviser has entered into a contractual agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, costs to organize a Fund, expenses incurred pursuant to a Fund's Shareholder Servicing Agreement Plan, and extraordinary expenses) to an amount not exceeding ____ and ______% of average daily net assets of the EBS Income & Appreciation Fund and the EBS Income Fund, respectively.  Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of 3 years following the fiscal year in which such expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the foregoing expense limit.  This contractual agreement is currently in effect until ________________, 201_.

Unless sooner terminated, each Management Agreement shall continue in effect for an initial period of two years and shall continue thereafter for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose.  Each Fund’s Management Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the applicable Fund, or by the Adviser.  Each Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 (the “1940 Act”) and the rules thereunder.

The Management Agreements provide that the Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  These institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities.  The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Portfolio Managers

Each Fund is managed jointly by a team of portfolio managers, who are responsible for the day-to-day management of other accounts, as indicated in the following table.

Other Accounts Managed (as of ___________, 2014)

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Ronald L. Eubel	Registered investment companies: Other pooled investment vehicles: Other accounts:
Mark E. Brady	Registered investment companies: Other pooled investment vehicles: Other accounts:
Paul D. Crichton	Registered investment companies: Other pooled investment vehicles: Other accounts:
Kenneth E. Leist	Registered investment companies: Other pooled investment vehicles: Other accounts:
Aaron Hillman	Registered investment companies: Other pooled investment vehicles: Other accounts:
Scott E. Lundy	Registered investment companies: Other pooled investment vehicles: Other accounts:

Potential Conflicts of Interest

The investment strategies of the Funds and certain other accounts managed by the portfolio managers are similar.  The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Funds and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The portfolio managers are paid a fixed salary and as shareholders of the Adviser, share in its profits.  The revenue of the Adviser is primarily dependent upon the value of accounts under management, including the Funds. However, compensation is not directly based upon the Funds’ performance or the value of the Funds’ assets.

Disclosure of Securities Ownership

Because the Funds are newly formed, the portfolio managers do not beneficially own any shares of the Funds as of the date of this Statement of Additional Information.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”).   The Plan allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and personnel and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each such Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment. The Adviser, at its own expense and out of its legitimate profits, may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratio of the Funds.

The Plan will continue in effect from year-to-year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan.  In the event the Plan is terminated in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the termination date.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently ____ Trustees, ____ of which are not "interested persons" of the Trust within the meaning of that term under the 1940 Act.  The Independent Trustees receive compensation for their services as a Trustee.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Date of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Name and Address Year of birth: _____	Since _______ 2014	President and Trustee		2
Independent Trustees:
Name and Address Year of birth: _____	Since ______ 2014	Trustee		2
Name and Address Year of birth: _____	Since ______ 2014	Trustee		2

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years
Executive Officers:

*__________, as an affiliated person of Eubel Brady & Suttman Asset Management, Inc, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

Trustees’ Ownership of Fund Shares.  Because the Funds are newly formed, no Trustee or officer beneficially owns any shares of the Funds as of the date of this Statement of Additional Information.

Trustee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter will receive any compensation from the Funds for serving as an officer or Trustee of the Trust.  Each Trustee who is an Independent Trustee receives from the Funds an annual fee of $________, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table shows the estimate annual compensation payable to each Trustee:

Trustee	Aggregate Compensation Paid from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex
		None	None
		None	None
		None	None

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Agreement.  The Board meets by way of regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or at other times.  The Independent Trustees also meet in executive session without the presence of any representatives of the Adviser.

Board Leadership.  The Board of Trustees is led by its President, _______.  Mr. ____ is an “interested person” of the Trust because he is an officer of the Adviser.  Mr. ____, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all of the Trust’s service providers.

The Board of Trustees has not appointed a lead “independent trustee.”  It was determined by the Board that due to its size (3 Trustees), the size of the fund complex (two funds) and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead “independent trustee.”  The Independent Trustees believe they are able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust.

Board Committees.   The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  ____________________________ are the members of the Committee of Independent Trustees.

Qualifications of the Trustees.   The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should serve as such.  In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

• [insert disclosure on qualification of Trustees]

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC.  These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight.   An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, interest risk and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees will require management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings.  The Board and the Committee of Independent Trustees will receive regular reports from the Trust’s independent registered public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees will meet separately with the CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board will receive a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Board also will receive quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation and credit ratings of the Funds’ securities and other operational and compliance matters.  In addition, in its annual review of the Fund Management Agreements, the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board will also be provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations.  The Board also will conduct an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions.  When executing purchases or sales of portfolio securities, the Funds may incur transaction costs, including: a) commissions to brokers acting in an agency capacity, b) the spread between the bid and offer prices to brokers acting as principal, and c) in certain circumstances, a selling concession for securities purchased in underwritten offerings.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Funds.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  While there is no formula, agreement (e.g., soft dollars) or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to brokers or dealers that provide investment research to the Adviser.   Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund.  Such information may be useful to the Adviser in serving both the Fund(s) and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund(s).

While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser.  Any other account may also invest in the securities in which a Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account.  In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Funds have not commenced operations as of the date of this SAI and therefore did not pay brokerage commissions during the past fiscal year or hold securities of broker-dealers.

Code of Ethics.    The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act.  The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Funds.  Each party monitors compliance with its Code of Ethics.  The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from the Securities and Exchange Commission (the “SEC”).

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

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Public disclosure regarding the securities held by a Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders on Form N-CSR, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Funds’ policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Information regarding Portfolio Securities and other information regarding investment activities of the Funds is not currently disclosed to rating and ranking organizations.

•
The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers.  Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters (FGS, Inc. and FilePoint EDGAR Services, LLC)	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place. Printer receives portfolio on or about time filed with the SEC – approximately 60 days old by the time received
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical

The Board of Trustees has determined that the Funds and their shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between a Fund and the party do not exist.

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The CCO may approve other arrangements under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports) may be disclosed.  The CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely a Fund or any shareholder of the Fund.  The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

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The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities.  However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination.  In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure.  This report is presented at the next regularly scheduled Board of Trustees meeting.

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Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Funds’ policy, and the rationale supporting such approval.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Funds is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Trust also may be closed for natural or manmade disasters resulting in the New York Stock Exchange being closed.

Fixed income securities are valued at their market value when reliable market quotations are readily available.  The Funds typically use a pricing service to determine the market value of their fixed income securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices.  Senior and junior loans are determined on the basis of prices furnished by a pricing service.  The pricing service may use transactions and market quotations from brokers in determining values.  If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

The value of non-dollar denominated portfolio securities held by a Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.  Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Funds.

Equity securities are valued at their market value when reliable market quotations are readily available.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument.  Credit default swaps are valued daily primarily using independent pricing services or market makers.  Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms underlying contracts and market data inputs received from third parties.

When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

INVESTMENT PERFORMANCE

The Funds may periodically advertise “average annual total returns.”  Average annual total returns, as defined by the SEC, are computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

Where:	P =	a hypothetical $1,000 initial investment
	T =	average annual total return
	n =	number of years
	ERV =	ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.  If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Funds may also quote average annual total returns over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Funds may also advertise performance information (a “non-standardized quotation”) which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return.  In addition, a non-standardized quotation may be a cumulative total return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  A non-standardized quotation of total return will always be accompanied by a Fund’s average annual total return as described above.

Each Fund’s investment performance will vary depending upon market conditions, the composition of the Fund’s portfolio and operating expenses of the Fund.  These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing a Fund’s performance to those of other investment companies or investment vehicles.  The risks associated with a Fund’s investment objective, policies and techniques should also be considered.  At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any past performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of a Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the fixed income market in general.  These may include, but are not limited to: the Consumer Price Index or indices provided by Bank of America Merrill Lynch, Barclays or Russell Investments.

In addition, the performance of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper or Morningstar, Inc. if Fund data is provided to such organizations.  The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund.  Performance rankings and ratings reported periodically in national financial publications such as Barron’s and Fortune also may be used if the Fund data is provided to such organizations.

PRINCIPAL SECURITY HOLDERS

Because the Funds are newly formed, no person other than the Adviser, as the initial seed investor, owned of record or beneficially 5% or more of the outstanding shares of a Fund.  The Adviser owned 100% of the outstanding shares of each Fund as of the date of this prospectus.

ADDITIONAL TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986 (the “Code”).  Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code.  If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of a Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, each Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) provides a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimus exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by a Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”).  Under current tax law, Qualified Dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  Individual taxpayers with taxable incomes above $400,000 ($450,000 for married taxpayers, $425,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends.  Taxpayers that are not in the new highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time.  It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period.  The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by a Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent such investments are permissible for the Funds, a Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning.  Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures.  The Trust’s policies delegate the responsibility of voting Fund proxies to the Adviser.  The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Funds’ portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B.  On or before August 31 of each year,  information regarding how each Fund voted proxies relating to portfolio securities during the period ended June 30 will be available without charge upon request by calling 1-_____________, or on the SEC’s website at http://www.sec.gov.

FUND SERVICE PROVIDERS

Custodian

_______________________, is the custodian of each Fund’s investments.  The custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent and Administrator

The Funds’ transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of each Fund's shares and acts as dividend and distribution disbursing agent.  Ultimus also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties.  For the performance of these services, the Trust pays Ultimus a fee at the annual rate of 0.100% of the first $250 million of the average value of the aggregate daily net assets of the Funds, and 0.075% of such assets in excess of $250 million; provided, however, that the minimum monthly fee is $5,000 per month.  For performance reporting, the Trust pays Ultimus a fee of $400.00 per month. In addition, each Fund pays out-of-pocket expenses, including but not limited to, travel expenses to attend Board meetings, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

Unless sooner terminated as provided therein, the Service Agreement between the Trust and Ultimus will continue in effect for an initial ___ year period.  The Service Agreements, unless otherwise terminated as provided therein, are thereafter renewed automatically for successive one-year periods.  The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

 Independent Registered Public Accounting Firm

The firm of __________________________________, has been selected as the Funds’ independent registered public accounting firm for the current fiscal year.  ____________ performs an annual audit of each Fund’s financial statements and provides tax services as requested.

Legal Counsel

____________________________, serves as counsel to the Trust and the Independent Trustees.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distribution Agreement has an initial two year term and provides that, unless sooner terminated, it will continue in effect thereafter so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of a Fund’s outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds as of __________________, which have been audited by ________________ [to be filed in a subsequent amendment].

Appendix A
(CREDIT RATING DESCRIPTIONS)

The various ratings used by Moody’s and Standard & Poor’s are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of debt securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s and Standard & Poor’s for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment.

C – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.  Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus  (-) sign to show relative standing within the major rating categories.

Appendix B

EUBEL BRADY & SUTTMAN ASSET MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

Policy
Eubel Brady & Suttman Asset Management, Inc. (“EBS”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
EBS’s Research Group has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
EBS has adopted these procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate:
1. Voting Procedures
•	EBS has engaged Institutional Shareholder Services (“ISS”) to manage the proxy voting process.
•	Proxy voting authority must be given by the client to EBS when completing the Investment Advisory Agreement. Clients not giving authority to EBS will be responsible for voting their own proxies.
•
When voting authority is given to EBS, an authorization letter is sent by EBS to the custodian, directing all ballots to ISS. Once the letter is signed and forwarded to ISS, the client is set up in the ISS system for proxy voting. When EBS receives ballots in error, the ballots will be forwarded to ISS. EBS will follow up to ensure that future proxies are sent directly to ISS.

2. Disclosure
•
EBS will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how EBS voted a client’s proxies, and that clients may request a copy of these policies and procedures.

3. Client Requests for Information
•
In response to any client requests for information regarding proxy votes, or policies and procedures, a written response will be provided to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how EBS voted the client’s proxy with respect to each proposal about which client inquired.

4. Voting Guidelines
•
In the absence of specific voting guidelines from the client, EBS will, in most cases, instruct ISS to vote proxies in accordance with ISS’ Proxy Voting Guidelines Summary, as updated from time to time. Clients are permitted to place reasonable restrictions on EBS's voting authority in the same manner that they may place such restrictions on the actual selection of account securities. EBS will typically vote only those securities in the client's portfolio that are recommended or actively managed by EBS; if the client elects to include securities not recommended or actively managed by EBS in the client's portfolio, EBS will generally not vote those proxies.

o	On the occasion that EBS does not vote proxies in accordance with ISS recommendations, the rationale behind the decision is documented.
•
Proxy voting records are maintained on the ISS secured website including all company meeting/voting dates and an ISS analysis of the meeting agenda. The meeting analysis is given to the EBS Research Group (or an appropriate EBS analyst designated by the Research Group), and a vote determination is made. EBS considers the effect on the long term value of the company when making voting decisions.

5. Conflicts of Interest
•
EBS's Research Group will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of EBS with the issuer of each security to determine if EBS or any of its employees has any financial, business or personal relationship with the issuer. Similarly, EBS’s Research Group, or a member of the Research Group, will periodically review ISS’ policies and procedures for addressing their own conflicts of interest.

•
If a material conflict of interest with EBS exists, the Research Group will instruct ISS to vote the proxies as it sees fit. If EBS determines that a conflict of interest with ISS exists, EBS’s Research Group will determine how to vote the proxies without regard for ISS' recommendations. EBS will maintain a record of the voting resolution of any conflict of interest.

6. Recordkeeping
•	EBS shall retain the following proxy records in accordance with the SEC’s five year retention requirement:
o	These policies and procedures and any amendments;
o	Each proxy statement that EBS receives;

o	A record of each vote that EBS casts;
o	Any document EBS created that was material to making a decision how to vote proxies, or that memorializes that decision;
o
A copy of each written request from a client for information on how EBS voted such client's proxies, and a copy of any written response, will be maintained in the client's correspondence file and/or the client's reporting package.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust – Filed herewith

(b)	Bylaws – Filed herewith

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)
Form of Investment Advisory Agreement between Eubel Brady & Suttman Asset Management, Inc. and Eubel Brady & Suttman Mutual Fund Trust, on behalf of Eubel Brady & Suttman Income and Appreciation Fund and Eubel Brady & Suttman Fixed Income Fund – Filed herewith

(e)	Form of Distribution Agreement with Ultimus Fund Distributors, LLC – Filed herewith

(f)	Inapplicable

(g)	Form of Custody Agreement – To be filed by amendment

(h)	(i)	Form of Expense Limitation Agreement with Eubel Brady & Suttman Asset Management, Inc. – Filed herewith

(ii)	Form of Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC—Filed herewith

(iii)	Form of Compliance Services Agreement – To be filed by amendment

(iv)	Form of Shareholder Servicing Plan – Filed herewith

(i)	Legal Opinion – Legal Opinion and Consent –To be filed by amendment

(j)	Consent of Independent Registered Public Accounting Firm – To be filed by amendment

(k)	Inapplicable

(l)	Form of Initial Capital Agreement – Filed herewith

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i)	Code of Ethics of the Registrant – To be filed by amendment

(ii)	Code of Ethics of Eubel Brady & Suttman Asset Management, Inc. – To be filed by amendment

(iii)	Code of Ethics of Ultimus Fund Distributors, LLC – Filed herewith

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4     Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5     Advances of Expenses.   The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6     Indemnification Not Exclusive, etc.   The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreements with Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”) provide that the Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to a Fund or to its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.

The Distribution Agreement with the Distributor further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy.  The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser.  Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

(a)
The Adviser has been registered as an investment adviser since 1993.  The Adviser provides investment advisory services to individuals and institutions and managed in excess of $789 million in assets as of December 31, 2013.

(b)
The principals and officers of the Adviser are listed below.  No principal or officer engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years.

•	Ronald L. Eubel – Founding Partner, Co-Chief Investment Officer and Director of Research of the Adviser

•	Mark E. Brady – Founding Partner, Co-Chief Investment Officer, Chief Executive Officer, Chief Compliance Officer and Director of Portfolio Management

•	Robert J. Suttman II – Founding Partner and President

•	William E. Hazel – Senior Vice President

•	Paul D. Crichton – Director of Trading

•	Kenneth E. Leist – Director of Operations

•	Scott E. Lundy – Vice President

•	Aaron Hillman – Senior Securities Analyst

Item 32.	Principal Underwriters

(a)
Ultimus Fund Distributors, LLC (the Distributor”) also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The, Profit Funds Investment Trust, TFS Capital Investment Trust, Schwartz Investment Trust, The Cutler Trust, The Berwyn Funds,  CM Advisers Family of Funds, Gardner Lewis Investment Trust, Stralem Fund, The First Western Funds Trust,  Investment House Funds, Papp Investment Trust, AlphaMark Investment Trust, Ultimus Managers Trust and WST Investment Trust, other open-end investment companies.

		Position with	Position with
(b)	Name	Distributor	Registrant
	Robert G. Dorsey	President/Managing	N/A
Director

	Mark J. Seger	Treasurer/Managing	Treasurer
Director

	Stephen L. Preston	Chief Compliance Officer	N/A

	Wade R. Bridge	Vice President	Secretary

	Tina H. Bloom	Vice President	N/A

	Craig J. Hunt	Vice President	N/A

		Position with	Position with
(b)	Name	Distributor	Registrant
	Jeffrey D. Moeller	Vice President	N/A

	Kristine M. Limbert	Vice President	N/A

	Nancy Aleshire	Vice President	N/A

	Douglas K. Jones	Vice President	N/A

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or its adviser, 10100 Innovation Drive, Suite 410, Dayton, Ohio 45342.  Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodian.

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton and State of Ohio, on the 24th day of April, 2014.

Eubel Brady & Suttman Mutual Fund Trust

By:	/s/ Scott E. Lundy
Scott E. Lundy
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott E. Lundy	Trustee and President	April 24, 2014
Scott E. Lundy	(Chief Executive Officer)

/s/ Mark J. Seger	Treasurer (Chief Financial	April 24, 2014
Mark J. Seger	Officer and Principal Accounting
Officer)

INDEX TO EXHIBITS

28(a)	Agreement and Declaration of Trust

28(b)	Bylaws

28(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

28(d)
Form of Investment Advisory Agreement between Eubel Brady & Suttman Asset Management, Inc. and Eubel Brady & Suttman Mutual Fund Trust, on behalf of Eubel Brady & Suttman Income and Appreciation Fund and Eubel Brady & Suttman Fixed Income Fund

28(e)	Form of Distribution Agreement

28(f)	Inapplicable

28(g)	Form of Custody Agreement*

28(h)	(i)	Form of Expense Limitation Agreements
(ii)        Form of Mutual Fund Services Agreement
(iii)	Form of Compliance Services Agreement*
(iv)	Form of Shareholder Servicing Plan Agreement

28(i)	Legal Opinion *

28(j)	Consent of Independent Registered Public Accounting Firm *

28(k)	Inapplicable

28(l)	Form of Initial Capital Agreement

28(m)	Inapplicable

28(n)	Inapplicable

28(o)	Reserved

28(p)	(i)	Code of Ethics of Registrant*
(ii)	Code of Ethics of Eubel Brady & Suttman Asset Management, Inc.*
(iii)	Code of Ethics of Ultimus Fund Distributors, LLC

*	To be filed by amendment